UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a–6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a–12

NOVA LIFESTYLE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a–6(i)(1) and 0–11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0–11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)	Date Filed:

NOVA LIFESTYLE, INC.

6565 E. Washington Blvd.

Commerce, CA 90040

April 26, 2022

Dear Stockholder:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders of Nova LifeStyle, Inc., a Nevada corporation, to be held at the corporate headquarters of Nova LifeStyle, Inc., located at 6565 E. Washington Blvd, Commerce, California 90040 on June 10, 2022, at 10:30 a.m. local time.

Information regarding each of the matters to be voted on at the Annual Meeting is contained in the attached Proxy Statement and Notice of Annual Meeting of Stockholders. We urge you to read the proxy statement carefully.

The proxy statement and proxy card are being mailed to all stockholders of record on or about April 29, 2022.

Because it is important that your shares be voted at the Annual Meeting, we urge you to complete, date and sign the enclosed proxy card and return it as promptly as possible in the accompanying envelope, whether or not you plan to attend in person. Even after returning your proxy, if you are a stockholder of record and do attend the meeting and wish to vote your shares in person, you still may do so.

Sincerely,

/s/ Thanh H. Lam
Thanh H. Lam
President, Chief Executive Officer and Chairperson of the Board of Directors

NOVA LIFESTYLE, INC.

6565 E. Washington Blvd.

Commerce, CA 90040

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 10, 2022

TO THE STOCKHOLDERS OF NOVA LIFESTYLE, INC.:

NOTICE HEREBY IS GIVEN that the 2022 Annual Meeting of Stockholders of Nova LifeStyle, Inc., a Nevada corporation, will be held at the corporate headquarters of Nova LifeStyle, Inc., located at 6565 E. Washington Blvd, Commerce, California 90040 on June 10, 2022, at 10:30 a.m. local time, to consider and act upon the following:

1.	To elect five directors, each to serve until the 2023 Annual Meeting of Stockholders or until such person’s successor is qualified and elected;

2.	To ratify the appointment of Centurion ZD CPA & Co. as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.	To approve the compensation of the named executive officers as disclosed in this Proxy Statement in a non-binding, advisory vote; and

4.	To transact such other business as properly may come before the annual meeting or any adjournments thereof.

Stockholders of record at the close of business on April 20, 2022 are entitled to receive notice of and to vote at the 2022 Annual Meeting and any adjournments thereof. A complete list of these stockholders will be open for the examination of any stockholder of record at the Company’s principal executive offices located at 6565 E. Washington Blvd, Commerce, California 90040 for a period of ten days prior to the Annual Meeting. The list will also be available for the examination of any stockholder of record present at the Annual Meeting. The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting.

By Order of the Board of Directors

/s/ Thanh H. Lam
Thanh H. Lam
President, Chief Executive Officer and Chairperson of the Board of Directors

Commerce, California

April 26, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON June 10, 2022:

WHETHER OR NOT YOU PLAN TO ATTEND OUR 2022 ANNUAL MEETING OF STOCKHOLDERS, YOUR VOTE IS IMPORTANT. PLEASE FOLLOW THE INSTRUCTIONS IN THE PROXY MATERIALS TO VOTE YOUR PROXY VIA THE INTERNET OR BY TELEPHONE OR REQUEST AND PROMPTLY COMPLETE, EXECUTE AND RETURN THE PROXY CARD BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU ATTEND OUR 2022 ANNUAL MEETING OF STOCKHOLDERS, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

NOVA LIFESTYLE, INC.

6565 E. Washington Blvd.

Commerce, CA 90040

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 10, 2022

We are furnishing this Proxy Statement to the stockholders of Nova LifeStyle, Inc., a Nevada corporation in connection with the solicitation, by the Board of Directors of Nova LifeStyle, Inc. (the “Board”), of proxies to be voted at our 2022 Annual Meeting of Stockholders to be held at the corporate headquarters of Nova LifeStyle, Inc. located at 6565 E. Washington Blvd, Commerce, California 90040 on June 10, 2022, at 10:30 a.m. local time, and at any adjournments or postponements of the meeting.

When used in this Proxy Statement, the terms “Nova LifeStyle,” “Nova,” the “Company,” “we,” “our” and similar terms refer to Nova LifeStyle, Inc., a Nevada corporation, and its wholly-owned subsidiaries.

You will be eligible to vote your shares electronically via the Internet, by telephone or by mail by following the instructions in these Proxy Materials.

This Proxy Statement, our Annual Report on Form 10-K for fiscal year ended December 31, 2021 (the “Annual Report”), and other proxy materials, including the Proxy Card and the Notice of Annual Meeting, are available free of charge online at www.proxyvote.com. Directions to our 2022 Annual Meeting of Stockholders are available by calling (323) 888-9999 or by written request to Thanh H. Lam, our Chief Executive Officer, at 6565 E. Washington Blvd., Commerce, CA 90040.

ABOUT THE 2022 ANNUAL MEETING

General: Date, Time and Place

We are providing this Proxy Statement to you in connection with the solicitation, on behalf of our Board, of proxies to be voted at our 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) or any postponement or adjournment of that meeting. The 2022 Annual Meeting will be held on June 10, 2022, at 10:30 a.m. local time at the Company’s corporate headquarters located at 6565 E. Washington Blvd, Commerce, California 90040.

Matters to be Considered and Voted Upon

At the 2022 Annual Meeting, stockholders will be asked to consider and vote:

(i)	to elect director nominees;
(ii)	to ratify our independent registered public accounting firm;
(iii)	to approve the compensation of the named executive officers as disclosed in this Proxy Statement in a non-binding, advisory vote; and
(iv)	to transact such other business as properly may come before the annual meeting or any adjournments thereof.

The Board is not aware of any matters to be brought before the meeting other than as set forth in the notice of meeting. If any other matters properly come before the meeting, the persons named in the form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

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Record Date; Stock Outstanding and Entitled to Vote

Our Board established April 20, 2022 as the record date. Only holders of shares of the Company’s common stock, par value $0.001 per share, as of the record date, are entitled to notice of, and to vote at, the 2022 Annual Meeting. Each share of common stock entitles the holder thereof to one vote per share on each matter presented to our stockholders for approval at the 2022 Annual Meeting. At the close of business on the record date, we had 6,828,511 shares of our common stock outstanding.

Quorum; Required Vote

A quorum of stockholders is required for the transaction of business at the 2022 Annual Meeting. The presence of at least one-third of all of our shares of common stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum at the meeting. Votes cast by proxy or in person at the 2022 Annual Meeting will be tabulated by an election inspector appointed for the meeting and will be taken into account in determining whether or not a quorum is present. Abstentions and broker non-votes, which occur when a broker has not received customer instructions and indicates that it does not have the discretionary authority to vote on a particular matter on the proxy card, will be included in determining the presence of a quorum at the 2022 Annual Meeting.

Assuming that a quorum is present, our stockholders may take action at the annual meeting with the votes described below.

Election of Directors. Under Nevada law and the Amended and Restated Bylaws of the Company (“Bylaws”), the affirmative vote of a plurality of the votes cast by the holders of our shares of common stock is required to elect each director. A nominee who receives a plurality means he or she has received more “For” votes than any other nominee for the same director’s seat. Stockholders do not have any rights to cumulate their votes in the election of directors. Abstentions and broker non-votes will not be counted toward a nominee’s total.

Auditor Ratification. The affirmative vote of the holders of a majority of the votes cast by the holders of shares entitled to vote on the proposal at the Annual Meeting, provided a quorum is present, is required to ratify the selection of Centurion ZD CPA & Co. as our independent registered public accounting firm. Abstentions and broker non-votes will not be counted as votes in favor of or against the proposal.

Non-binding advisory vote regarding the compensation of our named executive officers. The affirmative vote of the holders of a majority of the votes cast on the proposal at the annual meeting is required to approve the compensation of our named executive officers. Abstentions and broker non-votes will not be counted as votes approving the compensation of our named executive officers.

Abstentions and Broker Non-Votes

Under applicable regulations, if a broker holds shares on your behalf, and you do not instruct your broker how to vote those shares on a matter considered “routine,” the broker may generally vote your shares for you. A “broker non-vote” occurs when a broker has not received voting instructions from you on a “non-routine” matter, in which case the broker does not have authority to vote your shares with respect to such matter. Unless you provide voting instructions to a broker holding shares on your behalf, your broker may not use discretionary authority to vote your shares on any of the matters to be considered at the 2022 Annual Meeting other than the ratification of our independent registered public accounting firm. Please vote your proxy so your vote can be counted.

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Voting Procedure; Voting of Proxies; Revocation of Proxies

Stockholders of Record

If your shares are registered directly in your name with our transfer agent, Issuer Direct Corporation, you are considered the “stockholder of record” with respect to those shares. As the stockholder of record, you may vote in person at the 2022 Annual Meeting or vote by proxy using the accompanying proxy card. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the 2022 Annual Meeting and vote in person even if you have already voted by proxy.

By Internet – stockholders may vote on the internet by logging on to www.proxyvote.com and following the instructions given.

By Telephone – stockholders may vote by calling 1-800-690-6903 (toll-free) with a touch tone telephone and following the recorded instructions.

By Mail – stockholders must request a paper copy of the proxy materials to receive a proxy card and follow the instructions given for mailing. A paper copy of the proxy materials may be obtained by logging onto www.proxyvote.com and following the instructions given. To vote using the proxy card, simply print the proxy card, complete, sign and date it and return it promptly to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. In the alternative, the proxy card can be mailed directly to the Company: Thanh H. Lam, our Chief Executive Officer, located at 6565 E. Washington Blvd., Commerce, CA 90040. Our Board has selected Thanh H. Lam to serve as proxy.

If you vote by telephone or via the Internet, you do not need to return your proxy card. Telephone and Internet voting are available 24 hours a day and will close at 11:59 P.M. Eastern Time on June 9, 2022.

In Person - stockholders may vote in person at the 2022 Annual Meeting. To vote in person, come to the 2022 Annual Meeting and we will give you a ballot when you arrive. The Board recommends that you vote using one of the other voting methods, since it is not practical for most stockholders to attend the 2022 Annual Meeting.

Shares of our common stock represented by proxies properly voted that are received by us and are not revoked will be voted at the 2022 Annual Meeting in accordance with the instructions contained therein.

If instructions are not given, such proxies will be voted:

FOR election of each nominee for director named herein,

FOR ratification of the selection of Centurion ZD CPA & Co. as our independent registered public accounting firm,

FOR approval of the compensation of our named executive officers described in this Proxy Statement, and

FOR such other business as properly may come before the annual meeting or any adjournments thereof.

In addition, we reserve the right to exercise discretionary authority to vote proxies, in the manner determined by us, in our sole discretion, on any matters brought before the 2022 Annual Meeting for which we did not receive adequate notice under the proxy rules promulgated by the Securities and Exchange Commission (“SEC”).

Street Name Stockholders

If you hold your shares in “street name” through a stockbroker, bank or other nominee rather than directly in your own name, you are considered the “beneficial owner” of such shares. Because a beneficial owner is not a stockholder of record, you may not vote these shares in person at the 2022 Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote those shares at the meeting. The Board recommends that you vote using one of the other voting methods, since it is not practical for most stockholders to attend the 2022 Annual Meeting.

If you hold your shares in “street name” through a stockbroker, bank or other nominee rather than directly in your own name, you can most conveniently vote by telephone, Internet or mail. Please review the voting instructions on your voting instruction form.

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If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares in its discretion on routine matters. However, absent your instructions, the record holder will not be permitted to vote your shares on a non-routine matter, which are referred to as “broker non-votes”, properly brought before the meeting. Broker non-votes (shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients) are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that proposal, but will be counted in determining whether there is a quorum present.

Your proxy is revocable at any time before it is voted at the 2022 Annual Meeting in any of the following three ways:

1. You may submit another properly completed proxy bearing a later date.

2. You may send a written notice that you are revoking your proxy to Thanh H. Lam, our Chairperson of the Board, located at 6565 E. Washington Blvd., Commerce, CA 90040.

3. You may attend the 2022 Annual Meeting and vote in person. However, simply attending the 2022 Annual Meeting will not, by itself, revoke your proxy.

However, in the event that it is not possible or advisable for shareholders to travel to California to attend the meeting in person due to the COVID-19 pandemic, shareholders must vote their shares prior to the Annual Meeting by returning an executed form of proxy as described above.

The Company strongly recommends that you monitor the development of the COVID-19 pandemic and assess, based on social distancing practices, the necessity for attending the Annual Meeting in person. Accordingly, the Board of Directors respectfully requests that the shareholders appoint Thanh H. Lam, Chairperson of our Board as their proxy rather than a third party to attend and vote on their behalf at the Annual Meeting (or any adjournment or postponement thereof).

Dissenters’ Right of Appraisal

Under Nevada General Corporation Law and the Company’s Articles of Incorporation, stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the 2022 Annual Meeting.

Costs of Proxy Solicitation

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Householding

SEC rules permit us to deliver a single copy of our annual report and proxy statement, to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one copy of the annual report and proxy statement, to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. If you received a householded mailing this year and you would like to have additional copies of our annual report and proxy statement mailed to you or you would like to opt out of this practice for future mailings, contact Thanh H. Lam, our Chief Executive Officer, located at 6565 E. Washington Blvd., Commerce, CA 90040. We agree to deliver promptly, upon written or oral request, a separate copy of this Proxy Statement and annual report to any stockholder at the shared address to which a single copy of those documents were delivered.

Stockholder List

For at least ten days prior to the meeting, a list of stockholders entitled to vote at the 2022 Annual Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be open for examination by any stockholder, for any purpose related to the 2022 Annual Meeting, during ordinary business hours at our principal executive office. The list will also be available for examination at the 2022 Annual Meeting.

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Other Business

The Board is not aware of any other matters to be presented at the 2022 Annual Meeting other than those mentioned in this Proxy Statement and our accompanying Notice of Annual Meeting of Stockholders. If, however, any other matters properly come before the 2022 Annual Meeting, the persons named in the accompanying proxy will vote in accordance with their best judgment.

Information About the Company

The principal executive offices of our Company are located at of Nova LifeStyle, Inc., located at 6565 E. Washington Blvd, Commerce, California 90040.

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including Nova LifeStyle, Inc, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E. Washington, DC 20549.

Proposals of Stockholders for 2023 Annual Meeting

Stockholder proposals will be considered for inclusion in the Proxy Statement for the 2023 Annual Meeting in accordance with Rule 14a-8 under Securities Exchange Act of 1934, as amended (the “Exchange Act”), if they are received by the Company on or before December 27, 2022.

Stockholder notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear on our books, of the stockholder proposing such business; (iii) the class and number of shares of Nova LifeStyle, which are beneficially owned by the stockholder; (iv) any material interest of the stockholder in such business; and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act, in his or her capacity as a proponent to a stockholder proposal.

A stockholder’s notice relating to nomination for directors shall set forth as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Nova LifeStyle, which are beneficially owned by such person, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nominations are to be made by the stockholder, and (v) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in our Proxy Statement, if any, as a nominee and to serving as a director if elected).

Proposals and notices of intention to present proposals at the 2022 Annual Meeting should be addressed to Thanh H. Lam, our Chief Executive Officer, located at 6565 E. Washington Blvd., Commerce, CA 90040.

The Board has not received any stockholder proposals in connection with the 2022 Annual Meeting.

Voting Results of 2022 Annual Meeting

Voting results will be published in a Current Report on Form 8-K issued by us within four (4) business days following the 2022 Annual Meeting.

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PROPOSAL NO. 1— ELECTION OF DIRECTORS

Nominees

Our Bylaws provide that the Board shall consist of not less than one (1) nor more than ten (10) directors. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors, although vacancies occurring as a result of removal of directors by the Company’s stockholders may only be filled by the stockholders. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board) will serve for the remainder of the one year term in which the vacancy occurred and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

Our Board currently consists of five (5) members. All of our current directors will stand for re-election at the 2022 Annual Meeting.

If elected as a director at the 2022 Annual Meeting, each of the nominees will serve a one-year term expiring at the 2023 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified. Biographical information regarding each of the nominees, as of April 25, 2022, is set forth below, including their ages, positions with the Company, recent employment and other directorships. No family relationships exist among any of our director nominees or executive officers.

Each of the nominees has consented to serve as a director if elected. If any nominee should be unavailable to serve for any reason (which is not anticipated), the Board may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

Directors

The persons who have been nominated for election at the annual meeting to serve on our Board of Directors are named in the table below. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Name	Age	Position	Served From
Thanh H. Lam	54	Chief Executive Officer, President, Chairperson and Director	June 2011
Min Su	38	Corporate Secretary, Director	November 2016 (2)
Ming-Cherng Sky Tsai (1)	46	Director (Independent)	July 2020
Huy (Charlie) La (1)	46	Director (Independent)	January 2017
Umesh Patel (1)	64	Director (Independent)	October 2016

(1) Member or nominee, as applicable, of Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee

(2) As a member of our Board since August 22, 2017

Biographical Information

Thanh H. Lam was appointed our President and a member of our Board on June 30, 2011, and was elected as Chairperson of the Board on June 4, 2013. Ms. Lam was appointed as our Interim Chief Executive Officer on October 7, 2016, and as our Chief Executive Officer on April 10, 2017. Ms. Lam was a co-founder of the Diamond Sofa brand and previously was the Chief Executive Officer of Diamond Bar in Commerce, California, our wholly-owned subsidiary acquired by the Company in August 2011. Ms. Lam has pioneered the Diamond Sofa brand since 1992 and, prior to our acquisition of the Diamond Sofa brand, was in charge of its product development and merchandising for the U.S. market and managed its national sales force and oversaw distribution. In 2005, Ms. Lam was featured in a Furniture Today “Fresh Faces” profile, one of the highest honors bestowed to exceptional and talented young entrepreneurs in the furniture industry. Ms. Lam received her Bachelor of Science degree in Business Administration and Finance from the California State University of Los Angeles. Ms. Lam brings to the Board many years of experience in developing a furniture brand and marketing to the U.S. furniture industry. The Board believes that Ms. Lam’s in-depth knowledge of the U.S. furniture market and knowledge of our business through her work with the Diamond Sofa brand will assist us in our future growth and expansion plans.

Min Su was appointed as a member of our Board on August 22, 2017, and has served as the Company’s Corporate Secretary since November 2016. From 2012 to November 2016, Ms. Su served as the accounts payable coordinator of Diamond Bar Outdoors Inc., the wholly-owned subsidiary of the Company. Ms. Su received her Bachelor’s Degree in E-Commerce Business from California State Polytechnic University, Pomona in 2005. Ms. Su has been selected as a nominee for director due to her extensive experience and knowledge, and participation in the Company’s operations since 2012.

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Ming-Cherng Sky Tsai was appointed a member of our Board on July 27, 2020. Mr. Tsai has served as vice president of Skyrocket Investments LLC since 2010. Mr. Tsai received his Bachelor’s Degree in Supply Chain Management from the Eli Broad College of Business at Michigan State University in 2004. The Board believes that Mr. Tsai’s extensive experience in investment and supply chain management qualifies him to serve as a member of the Board.

Umesh Patel was appointed a member of the Board on October 7, 2016. Since December 2009, Mr. Patel has served as a managing partner of DviBri LLC, a California-based consulting company providing services to private companies interested in conducting initial public offerings, along with other associated securities and investment services. Since March 2013, Mr. Patel has also been a consultant and coordinator for Eos-Petro Inc., an international and domestic petroleum exploration and production company based in Southern California. Mr. Patel has also served as a director and the Chief Executive Officer of Fuse Group Holding Inc., a company exploring opportunities in the mining industry, since February 2017. Mr. Patel received his Bachelor of Commerce degree specializing in audits and accounts, and an Associate degree in hotel management and catering from Maharaja Sayaji Rao University in Baroda, India in 1978. The Board believes that Mr. Patel is well qualified to serve as a member of the Board due to his extensive regulatory and investment experience.

Charlie Huy La was appointed a member of the Board on January 24, 2017. Since May 2015, Mr. La has served as a managing member of Grand Pinnacle Investment LLC, an investment company specializing in real estate investment and management. Since November 2008, Mr. La has served as the human resource information system lead at Reliance Steel and Aluminum Co., a Fortune 500 company and the largest metals service center in North America. Mr. La holds a bachelor degree in management information systems from La Salle University, which he received in July 1999. The Board believes that Mr. La’s expertise and knowledge of investment, management, human resource systems and payroll operation will benefit the Company’s operations and make him a valuable member of the Board and its committees.

All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. There are no membership qualifications for directors. There are no arrangements or understandings pursuant to which our directors are selected or nominated.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

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PROPOSAL NO. 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Audit Committee, in accordance with its charter and authority delegated to it by the Board, has appointed Centurion ZD CPA & Co. to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022, and the Board has directed that such appointment be submitted to our stockholders for ratification at the 2022 Annual Meeting. Centurion ZD CPA & Co. has served as our independent registered public accounting firm since September 22, 2016. We are asking our stockholders to ratify the appointment of Centurion ZD CPA & Co. as our independent registered public accountants. If the stockholders do not ratify the appointment of Centurion ZD CPA & Co., the Audit Committee may determine to reconsider the appointment. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. At the time of mailing this Proxy Statement, the Company does not anticipate that any representative of Centurion ZD CPA & Co. will be present, either by phone or in person, at the 2022 Annual Meeting. Should a representative of Centurion ZD CPA & Co. be available and desire to make a statement either in person or by telephone at our 2022 Annual Meeting, they will have the opportunity to do so.

The Holding Foreign Companies Accountable Act (the “HFCAA”) requires the SEC to prohibit trading on U.S. stock exchanges and in the U.S. over-the-counter markets the securities of covered issuers (each such company, a “Commission-Identified Issuer”) if their financial statements are audited by accounting firms that the U.S. Public Company Accounting Oversight Board (the “PCAOB”) determines it has been unable to inspect or investigate completely for a period of three consecutive audit years beginning in 2021. The PCAOB had announced on December 16, 2021 that it had determined that it was unable to inspect Centurion ZD CPA & Co., which audited the Company’s financial statements included in the 2021 Form 10-K. On April 21, 2022, the SEC provisionally identified the Company as a Commission-Identified Issuer on the SEC’s website at www.sec.gov/HFCAA.

The Company understands that if the SEC makes the same determination in 2023 and 2024 due to the PCAOB’s continued inability to inspect or investigate completely the Company’s independent auditor, the SEC could prohibit trading of the shares of common stock of the company on the NASDAQ Capital Market, any other U.S. securities exchange, and in the over-the-counter market as early as 2024. Such a trading prohibition would substantially impair, if not preclude your ability to sell or purchase our securities, and the risks and uncertainties associated with a potential trading prohibition could have a negative impact on the price of our shares of Common Stock in the near term. Further, new laws and regulations or changes in laws and regulations could affect our ability to continue to have our securities listed on Nasdaq, which could materially impair the market for, and market price of, our securities. In addition, if certain legislation pending in the U.S. Congress, as previously disclosed in the Company’s 2021 Form 10-K, becomes law, such a prohibition could take effect as early as 2023. The Company and the Audit Committee will continue to monitor developments of these legislations and evaluate all options.

The Company has determined to engage Centurion ZD CPA & Co. to audit its financial statements for the year ending December 31, 2022; however, as a result of the restrictions and uncertainties presented by the HFCAA, the Company does not intend to engage Centurion ZD CPA & Co. thereafter, unless circumstances change such that the PCAOB is able to conduct a full inspection of Centurion ZD CPA & Co. during the required timeframe. The Company has begun the process of interviewing independent public accounting firms that are registered with the PCAOB and that are subject to PCAOB inspection to replace Centurion ZD CPA & Co., with a view to engaging such a firm to audit its financial statements for the year ending December 31, 2023, and the Company thereby expects to regain compliance with the HFCAA.

THE BOARD, UPON THE RECOMMENDATION OF THE AUDIT COMMITTEE, RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL AND RATIFICATION OF Centurion ZD CPA & Co.. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2022.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit and Non-Audit Fees

The following table represents the aggregate fees from our former principal accountant, Centurion ZD CPA & Co., for the years ended December 31, 2021 and 2020:

	Centurion ZD CPA & Co.
	2021	2020
Audit fees	$397,786	$319,517
Audit-related fees	-	-
Tax fees	97,000-	80,000
All other fees	-	-

In the above table, “audit fees” are fees billed for services provided related to the audit of our annual financial statements, quarterly reviews of our interim financial statements and services normally provided by the independent accountant in connection with statutory and regulatory filings or engagements for those fiscal periods. “Audit-related fees” are fees not included in audit fees that are billed by the independent accountant for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, which include audits in connection with acquisitions. “Tax fees” are fees billed by the independent accountant for professional services rendered for tax compliance, tax advice and tax planning. “All other fees” are fees billed by the independent accountant for products and services not included in the foregoing categories.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Accountant

Our Audit Committee pre-approves all audit and non-audit services provided by our independent accountant. These services may include audit services, audit-related services, tax services and other services. In the past, Our Audit Committee generally pre-approves services for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may pre-approve particular services on a case-by-case basis. For each proposed service, the independent accountant is required to provide detailed back-up documentation at the time of approval. This pre-approval policy for services provided by the independent accountant is set forth in the governing charter for the Audit Committee. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

All services rendered by Centurion ZD CPA & Co. to the Company are permissible under any applicable laws and regulations. During fiscal year 2021, all services performed by Centurion ZD CPA & Co. were approved in advance by the Audit Committee.

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PROPOSAL NO. 3 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires that we provide our stockholders a non-binding, advisory vote to approve the compensation of our named executive officers. This vote is sometimes referred to as a “say-on-pay vote.” Although this advisory vote is non-binding, the Compensation Committee of our Board will review and consider the voting results when making future decisions regarding our named executive officer compensation and related executive compensation programs.

As described in more detail below and in our Annual Report on Form 10-K, our executive compensation program is comprised principally of salary, equity and performance-based cash compensation, designed to: (i) attract, motivate and retain key executives who are critical to our success, (ii) align the interests of our executives with stockholder value and our financial performance and (iii) achieve a balanced package that would attract and retain highly qualified senior officers and appropriately reflect each such officer’s individual performance and contributions. In addition, the Company regularly reviews its compensation program and the overall compensation package paid to each of its senior executives to assess risk and to confirm that the structure is still aligned with the Company’s long-term strategic goals.

Before you vote on the resolution below, please read the entire “Executive Compensation” section, including the tables, together with the related narrative disclosure and footnotes, beginning on page 16 of this Proxy Statement as well as the disclosures in our Annual Report on Form 10-K. Note, as a “smaller reporting company,” we are obligated to provide compensation disclosures pursuant to Item 402 of Regulation S-K promulgated under the Securities Exchange Act of 1934 (“Regulation S-K”).

For the reasons provided, the Board is asking stockholders to cast a non-binding, advisory vote FOR the following resolution:

“RESOLVED, that stockholders approve the compensation paid to our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K (which includes the compensation tables and related narrative discussion).”

Though this proposal calls for a non-binding advisory vote, our Board and Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

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CORPORATE GOVERNANCE

Leadership Structure and Role in Risk Oversight

Thanh H. Lam has served as Chairperson of the Board since June 2013 and as our President and a member of our Board since June 2011. Ms. Lam was appointed as our Interim Chief Executive Officer on October 7, 2016, and as our Chief Executive Officer on April 10, 2017. Our Board continues to believe there are important advantages to Ms. Lam serving simultaneously as Chairperson, President and Chief Executive Officer at this time. Ms. Lam is the director most familiar with our business and industry and is best situated to propose Board agendas and lead Board discussions on important matters. Ms. Lam provides a strong link between management and the Board, which promotes clear communication and enhances strategic planning and implementation of corporate strategies. Further, three of our five current Board members have been deemed to be independent by our Board; therefore, we believe our board structure provides sufficient independent oversight of our management.

Our Board is responsible for oversight of the Company’s risk management practices while management is responsible for the day-to-day risk management processes. In the Board’s opinion, this division of responsibilities is the most effective approach for addressing the risks facing the Company. The Board receives periodic reports from management regarding the most significant risks facing the Company. In addition, the Audit Committee assists the Board in its oversight of our risk assessment and risk management policies. Our Audit Committee is empowered to appoint and oversee our independent registered public accounting firm, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management, our internal auditing department and our Board.

The Board has not named a lead independent director.

Diversity

The Board does not have a formal policy with respect to Board nominee diversity. However, in recommending proposed nominees to the full Board, the Nominating and Corporate Governance Committee considers diversity in the context of the Board as a whole and considers the diversity of background and experience, including with respect to age, gender, international background, race, and specialized experience of current and prospective directors as important factors in identifying and evaluating potential director nominees.

Board Diversity Matrix

The following table sets forth Board level diversity statistics based on self-identification of members of our Board as of April 25, 2022.

Board Diversity Matrix (As of April 25, 2022)
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	3	0	0
Part II: Demographic Background
Asian	5

Director Independence

The rules of the Nasdaq Stock Market, or the Nasdaq Rules, require a majority of a listed company’s board of directors to be composed of independent directors. In addition, the Nasdaq Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committees be independent. Under the Nasdaq Rules, a director will only qualify as an independent director if, in the opinion of our Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Nasdaq Rules also require that audit committee members satisfy independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In considering the independence of compensation committee members, the Nasdaq Rules require that our board of directors must consider additional factors relevant to the duties of a compensation committee member, including the source of any compensation we pay to the director and any affiliations with our company.

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Our Board currently is comprised of five directors. Ms. Lam and Ms. Su, who have served as directors since June 2011, and August 2017, respectively, do not qualify as an “independent” director for the purposes of the NASDAQ listed company standards currently in effect and all applicable rules and regulations of the SEC. Messrs. La, Tsai and Patel, who have served as directors since January 27, 2017, July 27, 2020, and October 7, 2016, respectively, all qualify as “independent” directors for the purposes of the NASDAQ listed company standards currently in effect and all applicable rules and regulations of the SEC. We have elected, and propose to elect, the above independent directors to our Board as a requirement to the listing of our common stock on a national securities exchange, and has established an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee as separately-designated committees of the Board with written charters governing such committees. The Board has confirmed Mr. Patel as an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K.

Our Board reviews each nominee’s relationship with the Company in order to determine whether a director nominee is independent pursuant to the listing rules of NASDAQ. Our Board has determined that each of Ming-Cherng Sky Tsai, Charlie Huy La and Umesh Patel meets the independence requirements and standards currently established by NASDAQ. All of the members of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are independent as defined in NASDAQ Rule 5605(a)(2).

As required under applicable NASDAQ listing standards, in the 2021 fiscal year, our independent directors met 4 times in regularly scheduled executive sessions at which only our independent directors were present.

Board Meetings and Committee Meetings; Annual Meeting Attendance

During the year ended December 31, 2021, the Board held 6 meetings and acted through unanimous consent on 13 different occasions. In addition, the Audit Committee held 4 meetings; the Nominating and Corporate Governance Committee held 4 meetings; and the Compensation Committee held 4 meetings. During the year ended December 31, 2021, each of the directors attended, in person or by telephone, 100% of the meetings of the Board and the committees on which he or she served during the portion of the year in which he or she was a director.

We encourage our Board members to attend our Annual Meetings, but we do not have a formal policy requiring attendance. Some of the incumbent directors attended the 2021 Annual Meeting of Stockholders on May 28, 2021.

Audit Committee

Our Audit Committee consists of Ming-Cherng Sky Tsai, Charlie Huy La, and Umesh Patel, each of whom is independent under NASDAQ listing standards. Mr. Patel currently serves as chairman of our Audit Committee. The Audit Committee assists the Board’s oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, and (iv) the performance of our internal audit function and independent auditor, and prepares the report that the Securities and Exchange Commission requires to be included in our annual proxy statement. The Audit Committee operates under a written charter. The Board determined that Mr. Patel possesses accounting or related financial management experience that qualifies him as financially sophisticated within the meaning of the NASDAQ listed company standards currently in effect and all applicable rules and regulations of the SEC and that he is an “audit committee financial expert” as defined by the rules and regulations of the SEC.

In addition, the Audit Committee is responsible for the appointment, retention, compensation and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or other services. Any such registered public accounting firm must report directly to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to evaluate and, where appropriate, replace the registered public accounting firm. The Audit Committee’s policy is to pre-approve all audit and non-audit services by category, including audit-related services, tax services, and other permitted non-audit services. In accordance with the policy, the Audit Committee regularly reviews and receives updates on specific services provided by our independent registered public accounting firm. All services rendered by Centurion ZD CPA & Co. to the Company are permissible under any applicable laws and regulations. During fiscal year 2021, all services performed by Centurion ZD CPA & Co. were approved in advance by the Audit Committee in accordance with the pre-approval policy. The Audit Committee operates under a written charter, a copy of which is posted on our website at www.novalifestyle.com.

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Compensation Committee

The Compensation Committee consists of Ming-Cherng Sky Tsai, Charlie Huy La and Umesh Patel, each of whom is independent under NASDAQ listing standards. Mr. Tsai currently serves as chairman of our Compensation Committee. The Compensation Committee is responsible for the administration of all salary, bonus and incentive compensation plans for our officers and key employees. The Compensation Committee reviews and, as it deems appropriate, recommends to the Board policies, practices and procedures relating to the compensation of the officers and other managerial employees and the establishment and administration of employee benefit plans. It advises and consults with the officers of the Company as may be requested regarding managerial personnel policies. The Compensation Committee has the authority to engage independent advisors to assist it in carrying out its duties. During fiscal year 2021, the Compensation Committee did not engage the services of any independent advisors, experts or other third parties. We believe that the functioning of our Compensation Committee complies with any applicable requirements of the NASDAQ Capital Market and SEC rules and regulations. The Compensation Committee operates under a written charter, a copy of which is posted on our website at www.novalifestyle.com.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

All members of the Compensation Committee are independent directors. No member of our Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries, and none of our executive officers has served as a member of the compensation or similar committee or as a member of the board of directors of any other entity having an executive officer that also served on the Compensation Committee or Board of Directors of the Company.

Nominating and Governance Committee

The Nominating and Corporate Governance Committee (the “Nominating Committee”) consists of Ming-Cherng Sky Tsai, Charlie Huy La and Umesh Patel, each of whom is independent under NASDAQ listing standards. Mr. La currently serves as chairman of the Nominating Committee. The purpose of the Nominating and Corporate Governance Committee is to assist the Board in identifying qualified individuals to become members of our Board, in determining the composition of the Board and in monitoring the process to assess board effectiveness. The Nominating Committee uses its, as well as the entire Board’s, network of contacts when compiling a list of potential director candidates and has the authority to engage outside consultants. The Nominating Committee will consider director nominees recommended by a stockholder if the stockholder mails timely notice to the Secretary of the Company at its principal offices, which notice includes (i) the name, age and business address and residence of such nominee, (ii) the principal occupation or employment of such nominee, (iii) a brief statement as to such nominee’s qualifications, (iv) a statement that such nominee consents to his or her nomination and will serve as a director if elected, (v) whether such nominee meets the definition of an “independent” director under the NASDAQ listing standards, (vi) the name, address, class and number of shares of capital stock of the Company held by the nominating stockholder, and (vii) description of all arrangements or understandings between the stockholder and each nominee and any other person(s) pursuant to which the nominations are to be made by the stockholder. Any person nominated by a stockholder for election to the Board will be evaluated based on the same criteria as all other nominees. The Nominating Committee operates under a written charter, a copy of which is posted on our website at www.novalifestyle.com.

Director Nomination Procedures

The Nominating Committee is generally responsible for soliciting recommendations for candidates for the Board, developing and reviewing background information for such candidates, and making recommendations to the Board with respect to candidates for directors proposed by stockholders. The nomination process involves a careful examination of the performance and qualifications of each incumbent director and potential nominees before deciding whether such person should be recommended for nomination by the Nominating Committee and nominated by the Board. The Board believes that the business experience of its directors has been, and continues to be, critical to the Company’s success. Directors should possess integrity, independence, energy, forthrightness, analytical skills and commitment to devote the necessary time and attention to the Company’s affairs. Directors must possess a willingness to challenge and stimulate management and the ability to work as part of a team in an environment of trust.

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In selecting candidates for appointment or re-election to the Board, the Nominating Committee considers the following criteria:

●	the characteristics described in the Company’s Corporate Governance Guidelines;
●	diversity of background and experience of Board members, including with respect to age, gender, international background, race, and specialized experience;
●	whether the member/potential member is subject to a disqualifying factor as described in the Corporate Governance Guidelines;
●	whether the member/potential member is an employee or director of a significant or potentially significant customer, supplier, contractor, counselor or consultant of the Company;
●	whether the member/potential member would be considered a “financial expert” or “financially literate” as described in applicable listing standards, legislation or Audit Committee guidelines;
●	the extent of the member’s/potential member’s business experience, technical expertise, or specialized skills or experience;
●	whether the particular experience of the member/potential member is relevant to the Company’s current or future business and will add specific value as a Board member; and
●	any factors related to the ability and willingness of an existing member to continue his/her service or a new member to serve.

The Board will generally consider all relevant factors, including, among others, each nominee’s applicable expertise and demonstrated excellence in his or her field, the usefulness of such expertise to the Company, the availability of the nominee to devote sufficient time and attention to the affairs of the Company, the nominee’s reputation for personal integrity and ethics, and the nominee’s ability to exercise sound business judgment. Director nominees are reviewed in the context of the existing membership of the Board (including the qualities and skills of the existing directors), the operating requirements of the Company and the long-term interests of its stockholders.

There were no arrangements or understandings between any of our directors and any other person pursuant to which any director was to be selected as a director or selected as a nominee.

Family Relationships

No family relationships exist among any of our current director nominees or executive officers.

Stockholder Communications

Shareholders may communicate with the Board or to one or more individual members of the Board by writing to: Nova LifeStyle, Inc., at 6565 E. Washington Blvd., Commerce, CA 90040., Attention: Corporate Secretary. As appropriate, communications received from shareholders are forwarded directly to the Board, or to any individual member or members, depending on the facts and circumstances outlined in the communication. The Board has authorized the Corporate Secretary, in her discretion, to exclude communications that are patently unrelated to the duties and responsibilities of the Board, such as spam, junk mail and mass mailings. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is filtered out by the Corporate Secretary pursuant to the policy will be made available to any non-management director upon request. Individual directors are not permitted to communicate with shareholders or others outside the Company unless they are deemed authorized persons under the Company’s corporate disclosure policy.

Code of Ethics

Our Board has adopted a Code of Business Conduct and Ethics, which applies to all of our directors, officers and employees, that we believe is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of Code violations; and provide accountability for adherence to the Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics also includes an insider trading policy. Our Code of Business Conduct and Ethics is filed as an exhibit to our Annual Report and is available in print, without charge, upon written request to Nova LifeStyle, Inc., 6565 E. Washington Blvd., Commerce, CA 90040, Attn: Corporate Secretary.

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Executive Officers of the Registrant

The following table sets forth the names of our executive officers and certain significant employees and their ages, positions and biographical information as of the date of this report. Our executive officers are appointed by, and serve at the discretion of, our Board of Directors. Each executive officer is a full time employee. There are no family relationships between any of our executive officers or other key personnel and any other of our executive officers or key personnel. There are no arrangements or understandings between any of our executive officers and any other persons pursuant to which such executive officer was selected in that capacity.

Name	Position	Age
Thanh H. Lam	Chairperson, Chief Executive Officer, President and Director	54
Jeffery Chuang	Chief Financial Officer	52
Min Su	Corporate Secretary, Director	38
Mark Chapman	Vice President – Marketing	53
Steven Qiang Liu	Vice President	47

For information on the business backgrounds of Thanh H. Lam and Min Su, see “Directors” under “Election of Directors” above.

Jeffery Chuang was appointed as our Chief Financial Officer on August 22, 2017. Prior to joining the Company, Mr. Chuang served as the managing partner of Z & C CPAs, LLP from June 2011 to August 2017. Mr. Chuang received his Bachelor of Science in Finance from California State University, Northridge in 1997 and his Master of Science in Taxation from Golden Gate University in 2006. Mr. Chuang is a Certified Public Accountant.

Mark Chapman has served as our Vice President of Marketing since June 30, 2011. Mr. Chapman has been in the furniture business for over 30 years. Since 2004, Mr. Chapman has been the Sales Manager for Diamond Bar, our wholly-owned subsidiary acquired in August 2011. Since 1990, Mr. Chapman has served as the Director of Purchasing for various major furniture companies, including: ACE TV Rentals, Central Rents and Day Page. Mr. Chapman received his Bachelor of Science degree in Business Administration Management and Marketing from Augustana College.

Steven Qiang Liu has served as our Vice President since January 2, 2017. Mr. Liu is the chief executive officer and founder of St. Joyal, a company engaged in business investment and development that was founded in 2007. Mr. Liu has extensive experience in banking and business management, including acquisitions and investment oversight. He holds a Bachelor’s Degree in Finance and Economics from Hunan College.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following sets forth information as of April 25, 2022, regarding the number of shares of our common stock beneficially owned by (i) each person that we know beneficially owns 5% or more of our outstanding common stock, (ii) each of our named executive officers, (iii) each of our directors and (iv) all of our executive officers and directors as a group.

The amounts and percentages of our common stock beneficially owned are reported on the basis of SEC rules governing the determination of beneficial ownership of securities. Under the SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days through the exercise of any stock option, warrant or other right. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Unless otherwise indicated, each of the shareholders named in the table below, or his or her family members, has sole voting and investment power with respect to such shares of our common stock. Except as otherwise indicated, the address of each of the shareholders listed below is: c/o Nova LifeStyle, Inc., 6565 E. Washington Blvd., Commerce, CA 90040.

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As of April 25, 2022, there were 6,828,511 shares of our common stock issued and outstanding.

Name of beneficial owner	Number of shares		Percent of class
Directors and named executive officers
Thanh H. Lam, Chairperson, Chief Executive Officer, President and Director	79,281	(1)	1.16%
Jeffery Chuang, Chief Financial Officer	21,000	(2)	*
Min Su, Corporate Secretary and Director	40,000	(3)	*
Charlie Huy La, Director	42,424	(4)	*
Umesh Patel, Director	60,000	(5)	*
Ming-Cherng Sky Tsai, Director	-		*
Steven Qiang Liu, Vice President	2,013,062	(6)	29.48%
Directors and executive officers as a group (7 persons)	2,255,767		33.03%

(1)	Shares beneficially owned include 20,000 shares subject to stock options exercisable as of April 25, 2022.
(2)	Shares beneficially owned include 21,000 shares subject to stock options exercisable as of April 25, 2022.
(3)	Shares beneficially owned include 10,000 shares subject to stock options exercisable as of April 25, 2022.
(4)	Shares beneficially owned include 40,000 shares subject to stock options exercisable as of April 25, 2022.
(5)	Shares beneficially owned include 60,000 shares subject to stock options exercisable as of April 25, 2022.
(6)	Shares beneficially owned include 10,000 shares subject to stock options exercisable as of April 25, 2022.

* Represents less than 1% of shares outstanding.

NON-EMPLOYEE DIRECTOR COMPENSATION

Director Compensation (excluding Named Executive Officers)

As of December 31, 2021, none of our independent directors has received any compensation from us for serving as our directors, except for the director fees and the stock option awards described below. Our directors who are also executive officers of the Company do not receive additional compensation for their services on the Board.

In connection with their respective appointments to the Board of Directors, the Company entered into director agreements with Mr. Tsai, Mr. La and Mr. Patel. Pursuant to the agreements and certain board resolutions, the directors receive reimbursement of certain expenses incurred with respect to attendance at board meetings and the following director fees in 2021: (i) $20,500 annually with respect to Mr. Tsai, (ii) $23,500 annually with respect to Mr. Patel, and (iii) $20,500 annually with respect to Mr. La. The Board also approved payment of nominal meeting attendance fees to non-employee directors. The director agreements impose certain customary confidentiality and non-disclosure obligations on the directors.

On November 4, 2019, the Company entered into stock option agreements under the 2014 Omnibus Long-Term Incentive Plan (“2014 Plan”) with Mr. Bin Liu, Mr. La and Mr. Patel, three independent members of the board of directors of the Company at that time. The Company agreed to grant each of the Company’s three independent directors options to purchase of 20,000 shares of the Company’s common stock at an exercise price of $2.80 per share, with a term of 5 years. Twenty-five percent (25%) of those stock options vested on November 30, 2019, 25% vested on February 28, 2020, 25% on May 31, 2020, and the remaining 25% vested on August 31, 2020. The fair value of the stock options granted is estimated on the date of the grant using the Black-Scholes option pricing model (“BSOPM”) as described above. The fair value of the options was calculated using the following assumptions: estimated life of ten years, volatility of 87%, risk free interest rate of 1.60%, and dividend yield of 0%. The fair value of 60,000 stock options was $114,740 at the grant date. During the years ended December 31, 2020 and 2019, the Company recorded $86,055 and $28,685 as directors’ stock compensation expenses, respectively.

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The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to our non-employee directors for the year ended December 31, 2021.

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation Earnings ($)	Non- Qualified Deferred Compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Umesh Patel	23,500	-	-	-	-	-	-	23,500
Charlie Huy La	20,500	-	-	-	-	-	-	20,500
Ming-Cherng Sky Tsai	20,500	-	-	-	-	-	-	20,500

Except as set forth above, we do not currently compensate our directors for acting as such, although we may do so for independent directors in the future, including with cash and equity. All directors are eligible to receive reimbursement of expenses incurred with respect to attendance at board meetings. We do not maintain a medical, dental or retirement benefits plan for our independent directors.

Outstanding Equity Awards at Fiscal Year-end

The following tables set forth certain information regarding outstanding stock options held by our directors (excluding our NEOs) as of December 31, 2021.

Name	Outstanding	Vested
Umesh Patel	60,000	60,000
Charlie Huy La	40,000	40,000
Ming-Cherng Sky Tsai	-	-

EXECUTIVE COMPENSATION

General

Certain information concerning our executive officers as of the date of this proxy statement is set forth below. Officers are elected annually by the Board and serve at the discretion of the Board.

Name	Position	Age
Thanh H. Lam	Chairperson, Chief Executive Officer, President and Director	54
Jeffery Chuang	Chief Financial Officer	52
Min Su	Corporate Secretary, Director	38

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Summary Compensation Table

The following table sets forth information concerning the compensation for the years ended December 31, 2021 and 2020, of each of our named executive officers.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards		Option Awards		Nonequity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
		($)	($)	($)		($)		($)	($)	($)	($)
Thanh H. Lam	2021	100,000	0	0		0		0	0	0	100,000
Chairperson, Chief Executive Officer, President and Director	2020	100,000	0	0		0		0	0	0	100,000
Jeffery Chuang	2021	50,000	0	0		0		0	0	0	50,000
Chief Financial Officer	2020	50,000	0	0		9,159	(1)	0	0	0	59,159
Min Su	2021	80,000	0	12,017	(3)(4)	0		0	0	0	92,017
Corporate Secretary and Director	2020	80,000	0	12,661	(2)(3)	0		0	0	0	92,661

(1) Represents the grant date fair value of the stock options granted to Mr. Chuang on August 12, 2019 under the 2014 Omnibus Long-Term Incentive Plan (which is described below under the section entitled “Equity Incentive Plan”) computed in accordance with FASB ASC Topic 718.

(2) Represents the grant date fair value of the stock award granted to Ms. Su on January 31, 2020, under the 2014 Omnibus Long-Term Incentive Plan (which is described below under the section entitled “Equity Incentive Plan”) computed in accordance with FASB ASC Topic 718.

(3) Represents the grant date fair value of the stock award granted to Ms. Su on November 10, 2020, under the 2014 Omnibus Long-Term Incentive Plan (which is described below under the section entitled “Equity Incentive Plan”) computed in accordance with FASB ASC Topic 718.

(4) Represents the grant date fair value of the stock award granted to Ms. Su on November 11, 2021, under the 2021 Omnibus Equity Plan (which is described below under the section entitled “Equity Incentive Plan Plan”) computed in accordance with FASB ASC Topic 718

Employment Agreements

On May 8, 2018, the Company entered into an employment agreement with Ms. Lam for a term of five years, unless earlier terminated by the Company or Ms. Lam in accordance with its terms. The employment agreement provides for an annual salary of $100,000 to Ms. Lam as the Chief Executive Officer and President of the Company and annual bonuses at the sole discretion of the Board of Directors. Upon termination of employment, Ms. Lam is entitled to accrued but unpaid salary but no severance. The agreement contains confidentiality, non-competition and non-solicitation covenants in favor of the Company. On December 30, 2021, the Company and Ms. Lam entered into an amendment to the employment agreement which increased her annual salary to $110,000, effective on January 1, 2022

On August 11, 2021, we entered into an employment agreement with Mr. Jeffery Chuang with a term of one year, commencing on August 22, 2021, unless earlier terminated by the Company or Mr. Chuang in accordance with its terms. This agreement is in substantially the same form as the previous one-year employment agreements entered into on August 10, 2020. Pursuant to the agreement, Mr. Chuang is entitled to a base salary of $50,000 per year and reimbursement of certain business expenses. Mr. Chuang is eligible for an annual cash bonus at the sole discretion of the Board. Upon termination of employment, Mr. Chuang is entitled to accrued but unpaid salary but no severance. The agreement contains confidentiality, non-competition and non-solicitation covenants in favor of the Company. On December 30, 2021, the Company and Mr. Chuang entered into an amendment to the employment agreement which increased his annual salary to $55,000, effective on January 1, 2022.

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On January 31, 2020, the Company entered into an employment agreement with its Corporate Secretary Ms. Min Su to renew the terms of her employment, effective as of November 14, 2019 with a term of one year, unless earlier terminated by the Company or Ms. Su in accordance with its terms. Pursuant to the agreement, Ms. Su is entitled to: (i) a base salary of $80,000 per year, (ii) a one-time grant of 6,000 shares of common stock, as described below under the section entitled “Share Award and Option Agreements,” and (iii) reimbursement of certain business expenses. Ms. Su is eligible for an annual cash bonus at the sole discretion of the Board. Upon termination of employment, Ms. Su is entitled to accrued but unpaid salary but no severance. The agreement contains confidentiality, non-competition and non-solicitation covenants in favor of the Company. The employment agreement with Ms. Su was renewed on November 11, 2020, effective on November 14, 2020, for one more year with the same terms. On November 11, 2021, the Company extended the employment agreement with Ms. Su for one more year with the same terms, effective from November 14, 2021. On December 30, 2021, the Company and Ms. Su entered into an amendment to the employment agreement which increased her annual salary to $88,000, effective on January 1, 2022.

We do not have any other arrangements providing for payments or benefits in connection with the resignation, severance, retirement or other termination of any of our named executive officers, and we do not have any arrangements providing for payments or benefits on a change in control of the Company.

Share Award and Option Agreements

We entered into a Stock Option Agreement with Mr. Chuang under Plan, dated August 12, 2019, pursuant to which Mr. Chuang was granted an option to purchase 7,000 shares of common stock at a per share purchase price of $3.85 per share. The shares subject to the option vested in two equal installments on the date of the Stock Option Agreement and the sixth month anniversary thereof.

We entered into a Restricted Stock Unit Award Agreement with Ms. Su under 2014 Plan, dated January 31, 2020, pursuant to which Ms. Su was awarded 6,000 RSUs. Shares of common stock underlying the RSUs vested as follows: (i) 1,500 shares vested on the date of the Restricted Stock Unit Award Agreement, (ii) 1,500 shares vested on March 31, 2020; (iii) 1,500 shares vested on June 30, 2020; and (iv)1,500 shares vested on September 30, 2020.

We entered into a Restricted Stock Unit Award Agreement with Ms. Su under 2014 Plan, dated November 10, 2020, pursuant to which Ms. Su was awarded 6,000 RSUs. Shares of common stock underlying the RSUs vested as follows: (i) 1,500 shares vested on the date of the Restricted Stock Unit Award Agreement, (ii) 1,500 shares vested on March 31, 2021; (iii) 1,500 shares vested on June 30, 2021; and (iv)1,500 shares vested on September 30, 2021.

We entered into a Restricted Stock Unit Award Agreement with Ms. Su under 2021 Omnibus Equity Plan, dated November 11, 2021, pursuant to which Ms. Su was awarded 6,000 RSUs. Shares of common stock underlying the RSUs will vest as follows: (i) 1,500 shares vested on the date of the Restricted Stock Unit Award Agreement, (ii) 1,500 shares vested on March 31, 2022; (iii) 1,500 shares will vest on June 30, 2022; and (iv)1,500 shares will vest on September 30, 2022. If Ms. Su ceases to be providing continuous services to the Company for any reason, any unvested shares will be forfeited.

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Equity Incentive Plan

The Nova Lifestyle, Inc. 2014 Omnibus Long-Term Incentive Plan (the “2014 Plan”) was approved by the stockholders at the 2014 Annual Meeting, effective on May 13, 2014. The 2014 Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock and performance awards. The Nova Lifestyle, Inc. 2021 Omnibus Equity Plan (the “2021 Plan”) was approved by the stockholders at the 2021 Annual Meeting, effective on April 12, 2021. The 2021 Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and unrestricted stock.

During the years ended December 31, 2021 and 2020, the Company granted stock and options to its directors and executive officers.

On November 4, 2019, the Company entered into stock option agreements under the 2014 Plan with the three independent members of the board of directors, Mr. Liu, Mr. La and Mr. Patel. The Company agreed to grant the Company’s three independent directors options to purchase an aggregate of 60,000 shares of the Company’s common stock at an exercise price of $2.80 per share, with a term of 5 years. Twenty-five percent (25%) of those stock options vested on November 30, 2019, 25% vested on February 28, 2020, 25% vested on May 31, 2020, and the remaining 25% vested on August 31, 2020.

The Company entered into a Stock Option Agreement with Mr. Chuang under the 2014 Plan, dated August 12, 2019, pursuant to which Mr. Chuang was granted an option to purchase 7,000 shares of common stock at a per share purchase price of $3.85 per share. The shares subject to the option vested in two equal installments on the date of the Stock Option Agreement and the sixth month anniversary thereof.

The Company entered into a Restricted Stock Unit Award Agreement with Ms. Su under the 2014 Plan, dated January 31, 2020, pursuant to which Ms. Su was awarded 6,000 RSUs. Shares of common stock underlying the RSUs vested as follows: (i) 1,500 shares vested on the date of the Restricted Stock Unit Award Agreement, (ii) 1,500 shares vested on March 31, 2020; (iii) 1,500 shares vested on June 30, 2020; and (iv)1,500 shares vested on September 30, 2020.

The Company entered into a Restricted Stock Unit Award Agreement with Ms. Su under the 2014 Plan, dated November 10, 2020, pursuant to which Ms. Su was awarded 6,000 RSUs. Shares of common stock underlying the RSUs will vest as follows: (i) 1,500 shares vested on the date of the Restricted Stock Unit Award Agreement, (ii) 1,500 shares vested on March 31, 2021; (iii) 1,500 shares vested on June 30, 2021; and (iv)1,500 shares vested on September 30, 2021.

The Company entered into a Restricted Stock Unit Award Agreement with Ms. Su under the 2021 Plan, dated November 11, 2021, pursuant to which Ms. Su was awarded 6,000 RSUs. Shares of common stock underlying the RSUs will vest as follows: (i) 1,500 shares vested on the date of the Restricted Stock Unit Award Agreement, (ii) 1,500 shares vested on March 31, 2022; (iii) 1,500 shares will vest on June 30, 2022; and (iv)1,500 shares will vest on September 30, 2022. If Ms. Su ceases to be providing continuous services to the Company for any reason, any unvested shares will be forfeited.

The Company effected a 1 for 5 reverse stock split on December 20, 2019 and all references to shares and per share data have been retroactively restated to reflect such split.

Retirement Plans

We currently do not have any defined contribution plan, defined benefit pension plan, supplemental retirement plan or nonqualified defined contribution plan for our named executive officers and we do not currently intend to establish any such plan.

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Outstanding Equity Awards at 2021 Fiscal Year-End Table

The following table sets forth information concerning the outstanding equity awards for the year ended December 31, 2021 of each of our named executive officers.

	Option Awards					Stock Awards
Name	# of Securities Underlying Unexercised Options - Exercisable	# of Securities Underlying Unexercised Options - Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	# of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)	Equity Incentive Plan Awards: # of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Thanh H. Lam	20,000	0	0	6.30	8/29/2022	0	0	0	0

Jeffery Chuang	7,000	0	0	6.30	8/29/2022	0	0	0	0

Jeffery Chuang	7,000	0	0	9.25	8/24/2023	0	0	0	0

Jeffery Chuang	7,000	0	0	3.85	8/12/2024	0	0	0	0

Min Su	10,000	0	0	6.30	8/29/2022	0	0	0	0

EQUITY COMPENSATION PLAN INFORMATION

Information about our equity compensation plans that were either approved or not approved by our stockholders is as follows (as of December 31, 2021):

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))

Equity compensation plans approved by security holders	340,500		$5.97	2,774,000
Equity compensation plans not approved by security holders	—		$—	—
Total	340,500	(1)	$5.97	2,774,000	(2)

(1) Granted under our 2014 Omnibus Long-Term Incentive Plan

(2) Under our 2021 Omnibus Equity Plan, the maximum number of shares of common stock available for issuance is 3,000,000. As of December 31, 2021, a total of 226,000 shares and/or restricted stock units have been granted pursuant to the 2021 Omnibus Equity Plan.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Relationships and Related Transactions

On September 30, 2011, Diamond Bar leased a showroom in High Point, North Carolina from the Company’s President who is currently also the Chief Executive Officer and Chairperson of the Board. The lease is renewable and has been renewed each year since 2011. On April 1, 2021, the Company renewed the lease for an additional one year term at a cost of $34,561. During the years ended December 31, 2021 and 2020, the Company paid rental amounts of $34,561 that are included in selling expenses.

On January 4, 2018, the Company entered into a sales representative agreement with a consulting firm, which is owned by the President, Chief Executive Officer and Chairperson of the Board, for sales representative service for a term of two years. On January 4, 2020, the Company renewed the agreement for an additional two years which was amended in July 2020. If not terminated during the first year, the agreement will continue until one party or the other terminates the agreement with 30 days written notice.. The Company agreed to compensate the consulting firm via commission at predetermined rates of the relevant sales amount. During the years ended December 31, 2021 and 2020, the Company recorded $399,249 and $296,308 as commission expense to this consulting firm, respectively.

In September 2021, Nova Living (M) SDN. BHD. (“Nova Malaysia”), a wholly owned subsidiary of the Company, entered into a consultancy agreement with an I.T. firm whose sole shareholder was director of Nova Furniture Macao Commercial Offshore Limited (“Nova Macao”) to provide E-Commerce Web Application Setup, E-Commerce Essentials Implementation, E-Commerce UIUX and other related services. Nova Macao was a wholly owned subsidiary of the Company and was de-registrated and liquidated in January 2021. During the year ended December 31, 2021, the Company recorded $300,000 as technology service expenses to this I.T. firm.

There were no other transactions with any related persons (as that term is defined in Item 404 of Regulation S-K) since the beginning of our last fiscal year, or the fiscal year preceding our last fiscal year, or any currently proposed transaction in which we were or are to be a participant and the amount involved was in excess of $120,000 and in which any related person had a direct or indirect material interest.

Since the establishment of the Audit Committee on June 4, 2013, we granted authority for reviewing related party transactions to the Audit Committee to approve or ratify such related party transactions according to its charter. Our Audit Committee reviews related party transactions involving us on an ongoing basis to prevent conflicts of interest. The Audit Committee will review a transaction in light of the affiliations of the director, officer or employee and the affiliations of such person’s immediate family. Transactions shall be presented to the Audit Committee for approval before they are entered into or, if this is not possible, for ratification after the transaction has occurred. If the Audit Committee finds that a conflict of interest exists, then it will determine the appropriate remedial action, if any. The Audit Committee approves or ratifies a transaction if it determines that the transaction is consistent with our best interests.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Commission and to provide us with copies of those filings. Based solely on our review of the copies received by us and on the written representations of certain reporting persons, we believe that all such Section 16(a) filing requirements were timely met during 2021, except for the following reports: Form 4 for Min Su reporting a grant of 6,000 RSUs on November 11, 2021 was filed on November 19, 2021.

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AUDIT COMMITTEE REPORT

The Audit Committee has furnished the following report on its activities during the fiscal year ended December 31, 2021. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing. The Audit Committee charter sets forth the responsibilities of the Audit Committee. A copy of the Audit Committee charter is posted on our website at www.novalifestyle.com.

The primary function of the Audit Committee is to assist the Board in its oversight and monitoring of our financial reporting and auditing process. Management has primary responsibility for the Company’s financial statements and the overall reporting process, including maintaining effective internal control over financial reporting and assessing the effectiveness of our system of internal controls. The independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with U.S. generally accepted accounting principles, and discusses with the Audit Committee any issues they believe should be raised with the Audit Committee. These discussions include a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee monitors our processes, relying, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm.

The Audit Committee has reviewed and discussed the audited financial statements with our management and representatives of Centurion ZD CPA & Co., our independent registered public accounting firm. The Audit Committee has discussed Centurion ZD CPA & Co.’s judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 114 (which superseded Statement on Auditing Standards No. 61), other standards of the Public Company Accounting Oversight Board (United States), rules of the SEC, and other applicable regulations. The Audit Committee also received the written disclosures and the letter from Centurion ZD CPA & Co. required by applicable requirements of the Public Company Accounting Oversight Board regarding the firm’s independence from our management and has discussed with Centurion ZD CPA & Co. its independence. The members of the Audit Committee considered whether the services provided by Centurion ZD CPA & Co., for the year ended December 31, 2021, are compatible with maintaining their independence. The Board has delegated to the Audit Committee the authority to approve the engagement of our independent registered public accounting firm.

Based upon its reviews and discussions, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC and the Board approved that recommendation.

Umesh Patel (Chairman)
Ming-Cherng Sky Tsai
Charlie Huy La

April 26, 2022

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SUBMISSION OF SHAREHOLDER PROPOSALS

If you wish to have a proposal included in our proxy statement and form of proxy for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by us at our principal executive office on or before December 27, 2022. A proposal which is received after that date or which otherwise fails to meet the requirements for shareholder proposals established by the SEC will not be included. The submission of a shareholder proposal does not guarantee that it will be included in the proxy statement.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have filed reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.W., Washington, D.C. 20549. You may obtain information on the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains the reports, proxy statements and other information we file electronically with the SEC. The address of the SEC website is www.sec.gov.

You may request, and we will provide at no cost, a copy of these filings, including any exhibits to such filings, by writing us at the following address: Nova LifeStyle, Inc. 6565 E. Washington Blvd., Commerce, CA 90040, Attn: Corporate Secretary, or by telephoning us at the following number: (323) 888-9999.

ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, which has been filed with the SEC pursuant to the 1934 Act, is included with this Proxy Statement. Additional copies of this Proxy Statement and/or the Annual Report, as well as copies of any Quarterly Report may be obtained without charge upon written request to Nova LifeStyle, Inc. 6565 E. Washington Blvd., Commerce, CA 90040, Attn: Corporate Secretary, or on the SEC’s internet website at www.sec.gov.

YOUR VOTE IS IMPORTANT

You are cordially invited to attend the 2022 Annual Meeting. However, to ensure that your shares are represented at the meeting, please submit your proxy or voting instructions. Please see the instructions on the proxy and voting instruction card. Submitting a proxy or voting instructions will not prevent you from attending the 2022 Annual Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

BY ORDER OF THE BOARD OF DIRECTORS

April 26, 2022	/s/ Thanh H. Lam
Thanh H. Lam
Chairperson of the Board, President and CEO

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